UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22575

                             J.P. Morgan Access Multi-Strategy Fund II

(Exact name of registrant as specified in charter)

270 Park Avenue

                               New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue, Floor 9

                                 New York, NY 10017

(Name and address of agent for service)

Copy to:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code:   (800) 480-4111

Date of fiscal year end:   March 31

Date of reporting period:   September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund II

Financial Statements

For the six months ended September 30, 2017

(Unaudited)

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund II

Financial Statements

For the six months ended September 30, 2017

(Unaudited)

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments

September 30, 2017

(Unaudited)

Investment Funds (f)	Cost ($)	Value ($)	% of Net Assets	Liquidity (e)

Event Driven
Corvex Offshore Ltd. (a)	5,087,091	4,789,800	2.41	Quarterly
Pershing Square International, Ltd. (a)	5,024,350	3,740,836	1.89	Quarterly
Third Point Offshore Fund, Ltd. (a)	7,353,973	9,136,278	4.61	Quarterly
Varde Credit Partners (Offshore), Ltd. (a)	14,500,000	17,520,365	8.83	Quarterly
York Credit Opportunities Unit Trust (a)	2,250,000	2,389,561	1.20	Quarterly

Total	34,215,414	37,576,840	18.94

Long/Short Equities
Aleutian Fund, Ltd. (a)	7,928,546	7,722,937	3.89	Monthly
Coatue Offshore Fund, Ltd. (a)	9,002,835	11,461,918	5.78	Quarterly
Glenview Capital Partners (Cayman), Ltd. (a)	5,881,381	5,954,414	3.00	Quarterly
Highline Capital International Ltd (a)	11,750,000	12,426,237	6.27	Quarterly
Lakewood Capital Offshore Fund, Ltd. (a)	8,155,440	9,791,636	4.94	Quarterly

Total	42,718,202	47,357,142	23.88

Opportunistic/Macro
Caxton Global Investments Limited (a)	7,031,336	6,693,743	3.37	Quarterly
D.E. Shaw Oculus International Fund	6,241,088	6,533,590	3.29	Quarterly
Dymon Asia Macro Fund (a)	4,606,934	4,983,981	2.51	Monthly
Emerging Market Currency Fund (a)	8,800,000	9,016,274	4.55	Quarterly
Fort Global Offshore Fund, SPC (a)	5,000,000	5,048,695	2.55	Daily
The Winton Fund Limited (a),(g)	8,174,061	7,947,253	4.01	Monthly

Total	39,853,419	40,223,536	20.28

Relative Value
Blue Mountain Credit Alternatives Fund Ltd. (a)	5,455,848	5,999,791	3.02	Quarterly
D.E. Shaw Composite International Fund	13,365,221	17,320,015	8.73	Quarterly
King Street Capital, Ltd. (a)	5,456,273	5,927,233	2.99	Quarterly/Side Pocket*
Tricadia Credit Strategies, Ltd. (a)	8,241,406	8,343,927	4.21	Quarterly
Two Sigma Spectrum Cayman Fund, Ltd. (a)	13,876,875	14,614,424	7.37	Quarterly

Total	46,395,623	52,205,390	26.32

Total Investments in Investment Funds	163,182,658	177,362,908	89.42

Investment Company
Fixed Income
PIMCO Mortgage Opportunities Fund	4,958,550	5,011,743	2.53	Daily

Total Investment in Investment Company	4,958,550	5,011,743	2.53

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

September 30, 2017

(Unaudited)

	Cost ($)	Value ($)	% of Net Assets	Liquidity (e)
Short-Term Investments

Investment Companies
JPMorgan Prime Money Market Fund,
Institutional Class Shares, 0.01% (a),(b),(d)	1,173,124	1,173,476	0.59	Daily
JPMorgan U.S. Government Money Market Fund,
Institutional Class Shares, 0.01% (a),(c),(d)	7,562,128	7,562,128	3.81	Daily

Total Short-Term Investments	8,735,252	8,735,604	4.40

Total Investments	176,876,460	191,110,255	96.35

Other Assets, less Liabilities		7,249,277	3.65

Net Assets		198,359,532	100.00

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit is $155,565,472.
(b)	Investment in affiliate. The Fund holds 1,173,124 shares in the JPMorgan Prime Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	Investment in affiliate. The Fund holds 7,562,128 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of September 30, 2017.
(e)	Certain funds may be subject to an initial lock-up period, as described in Note 1 of the financial statements.
(f)	Non-income producing securities.
(g)	Effective September 30, 2017, the Winton Futures Fund Ltd. changed name to The Winton Fund Limited.
*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

September 30, 2017

(Unaudited)

Investment Strategy as a Percentage of Total Investments

The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentives of 20% to 30% of net profits earned.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Assets and Liabilities

September 30, 2017

(Unaudited)

Assets

Investments in non-affiliates, at value (cost $168,141,208)	$182,374,651
Investments in affiliate, at value (cost $7,561,640)	7,561,640
Investments in affiliate - restricted, at value (cost $1,173,612) (see Note 4)	1,173,964

Total Investments, at value (cost $176,876,460)	191,110,255

Cash	9,950
Receivable for Investment Funds sold	62,743,728
Investments paid in advance (see Note 2c)	5,850,000
Prepaid expenses	14,326
Dividend receivable from non-affiliates	13,499
Dividend receivable from affiliates	7,083

Total assets	259,748,841

Liabilities
Tender offer proceeds payable	55,630,135
Loan payable (see Note 4)	5,000,000
Subscriptions received in advance (see Note 6)	393,000
Management Fee payable	208,929
Professional fees payable	59,862
Administration Fee payable	31,569
Credit facility fees payable	7,569
Interest payable	1,200
Other accrued expenses	57,045

Total liabilities	61,389,309

Net Assets attributable to 12,661,765 shares issued and outstanding ($0.001 par value; unlimited number of shares authorized)	$198,359,532

Net Assets
Paid in capital	$234,727,175
Accumulated undistributed (distributed in excess of) net investment income	(11,698,321)
Accumulated net realized gain/(loss)	(38,903,117)
Net unrealized appreciation/(depreciation) on investments	14,233,795

Net Assets	$198,359,532

Net asset value per share	$15.67

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Operations

For the six months ended September 30, 2017

(Unaudited)

Investment income
Dividend income from non-affiliates	$78,609
Dividend income from affiliates	75,320
Interest income from non-affiliates	4,917

Total investment income	158,846

Expenses
Management Fee (see Note 3)	1,328,500
Administration Fee (see Note 3)	199,275
Fund accounting and custodian fees	161,218
Credit facility fees (see Note 4)	126,997
Professional fees	56,306
Investor servicing fees	35,488
Insurance	17,191
Trustees and Chief Compliance Officer’s fees	13,104
Interest (see Note 4)	1,200
Other	26,182

Total expenses	1,965,461

Less: Waivers and/or expense reimbursements (see Note 3)	(20,251)

Net expenses	1,945,210

Net investment income/(loss)	(1,786,364)

Realized and unrealized gain/(loss)
Net realized gain/(loss) from investments in non-affiliates	4,432,807
Net change in unrealized appreciation/(depreciation) on investments in non-affiliates	4,447,693

Net realized and unrealized gain/(loss)	8,880,500

Net increase in Net Assets resulting from operations	$7,094,136

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Changes in Net Assets

	For the six months ended September 30, 2017 (Unaudited)	For the Year Ended March 31, 2017
Change in Net Assets Resulting from Operations:
Net investment income/(loss)	$(1,786,364)	$(6,130,188)
Net realized gain/(loss) from investments in non-affiliates	4,432,807	(4,142,000)
Net realized gain/(loss) from investments in affiliates	–	1,924
Net change in unrealized appreciation/(depreciation) on investments in non-affiliates	4,447,693	33,983,099
Net change in unrealized appreciation/(depreciation) on investments in affiliates	–	352

Net increase in Net Assets resulting from operations	7,094,136	23,713,187

Capital Transactions:

Change in Net Assets from capital transactions	(83,357,596)	(261,151,657)

Net Assets:

Change in Net Assets	(76,263,460)	(237,438,470)
Beginning of period	274,622,992	512,061,462

End of period	$198,359,532	$274,622,992

Accumulated undistributed (distributed in excess of) net investment income	$(11,698,321)	$(15,638,933)

Capital Transactions:
Proceeds from shares issued	$4,124,000	$14,175,000
Cost of shares repurchased	(87,481,596)	(275,338,922)
Repurchase fees	–	12,265

Change in Net Assets from capital transactions	$(83,357,596)	$(261,151,657)

Share Transactions:
Issued	267,504	967,742
Repurchased	(5,624,812)	(18,712,366)

Change in Shares	(5,357,308)	(17,744,624)

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Cash Flows

For the six months ended September 30, 2017

(Unaudited)

Cash flows from operating activities

Net increase in Net Assets resulting from operations	$7,094,136
Adjustments to reconcile net increase in Net Assets resulting from operations to net cash provided by operating activities:
Purchases of Investment Funds	(9,500,000)
Sales of Investment Funds	100,166,154
Sales of short-term investments in affiliates, net	15,194,336
Purchases of non-affiliated Investment Companies, net	(4,936,564)
Net realized (gain)/loss from investments in non-affiliates	(4,432,807)
Net change in unrealized (appreciation)/depreciation on investments in non-affiliates	(4,447,693)
Decrease in dividend receivable from affiliate	3,705
Decrease in prepaid expenses	17,190
Increase in dividend receivable from non-affiliate	(13,499)
Increase in investments paid in advance	(2,600,000)
Increase in receivable for Investment Funds sold	(24,905,903)
Decrease in Administration Fee payable	(45,708)
Decrease in credit facility fees payable	(8,164)
Decrease in Management Fee payable	(296,613)
Decrease in professional fees payable	(12,830)
Increase in interest payable	1,200
Decrease in other accrued expenses	(28,137)

Net cash provided by operating activities	71,248,803

Cash flows from financing activities

Capital subscriptions, including change in subscriptions received in advance	2,827,000
Capital redemptions, including change in tender offer proceeds payable and repurchase fees	(79,069,525)
Proceeds from loan payable	5,000,000

Net cash used in financing activities	(71,242,525)

Net change in cash and cash equivalents	6,278

Cash at beginning of period	3,672

Cash at end of period	$9,950

Supplemental disclosure of cash flow information

Cash paid during the period for interest	$–

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Financial Highlights

Ratios and other Financial Highlights

	For the six months ended September 30,
	2017	Years Ended March 31,
	(Unaudited)	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.24	$14.32	$16.54	$16.34	$16.27	$15.53

Net investment income (loss) (a)	(0.11)	(0.23)	(0.26)	(0.27)	(0.28)	(0.28)
Net realized and unrealized gain (loss) from investments	0.54	1.15	(1.96)	0.85	1.51	1.58
Repurchase fees	–	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00(b)

Net increase (decrease) in Net Assets resulting from operations	0.43	0.92	(2.22)	0.58	1.23	1.30

Total distributions	–	–	–	(0.38)	(1.16)	(0.56)

	$15.67	$15.24	$14.32	$16.54	$16.34	$16.27

Total return	2.82% (c)	6.42%	(13.43%)	3.61%	7.67%	8.54%

Ratios to average Net Assets:

Expenses, before waivers	1.54% (d)	1.63%	1.65%	1.66%	1.70%	1.78%
Expenses, net of waivers	1.52% (d)	1.61%	1.64%	1.65%	1.70%	1.78%

Net investment income (loss), before waivers	(1.42%) (d)	(1.58%)	(1.64%)	(1.66%)	(1.70%)	(1.77%)
Net investment income (loss), net of waivers	(1.40%) (d)	(1.56%)	(1.63%)	(1.65%)	(1.70%)	(1.77%)

Portfolio turnover rate	7.21% (c)	27.70%	31.43%	28.03%	23.04%	12.80%

Net Assets	$198,359,532	$274,622,992	$512,061,462	$645,883,743	$481,160,634	$216,182,286

Total return is calculated as the percentage change in value of a theoretical shareholder investment made at the beginning of the period, net of all fees and expenses. A shareholder’s total return may vary based on the timing of capital subscriptions.

The above expense ratios do not include the expenses from the investment funds and affiliated money market funds. However, total returns take into account all expenses.

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited)

1.  Organization

J.P. Morgan Access Multi-Strategy Fund II (the “Fund”), was organized as a Delaware statutory trust on June 16, 2011 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

The following is a description of strategies used by third party investment advisors:

Event Driven – Invests in securities of companies in financial difficulty, reorganization or bankruptcy, involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy, nonperforming and sub-performing bank loans, and emerging market debt. Investment Funds within this strategy are generally subject to 60-90 day redemption notice periods and may have lock-up periods of up to two years.

Long/Short Equities – Invests in long and short equity securities that are deemed to be under or overvalued. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year.

Opportunistic/Macro – Invests in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture. This strategy uses a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Investment Funds within this strategy are generally subject to 2-75 day redemption notice periods.

Relative Value – Makes simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year.

J.P. Morgan Investment Management Inc. (“JPMIM”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”) acts as Investment Manager (the “Investment Manager”), and Administrator (the “Administrator”) and is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Trustees (the “Board”). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund’s assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the “Sub-Advisor” or “JPMPI”), a

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

1.  Organization (continued)

corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities.

Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund is offered to certain tax-exempt and tax-deferred investors. The Fund is neither designed nor intended for U.S. taxable investors and/or non-U.S. persons.

2.  Significant Accounting Policies

a.  Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Net Assets from operations during the reporting period. Actual results could differ from those estimates.

b.  Valuation of Investments

The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets”, sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in affiliated and non-affiliated investment companies are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated and non-affiliated investment companies, as disclosed on the Schedule of Investments, are designated as Level 1.

As of September 30, 2017, Investment Funds with a fair value of $ 177,362,908 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.

c.  Investments Paid in Advance

Investments paid in advance represent cash which has been sent to Investment Funds prior to September 30, 2017, but the investment is not effective until October 1, 2017. At September 30, 2017, the Fund made the following commitments to purchase Investment Funds:

Investment Fund	Amount
York Credit Opportunities Unit Trust	$5,850,000

Total	$5,850,000

d.  Distributions from Investments

Distributions received from Investment Funds, affiliated and non-affiliated investment companies, whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

e.  Income Recognition and Security Transactions

Distributions of net investment income and realized capital gains from affiliated and non-affiliated investment companies, if any, are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds are included in Net change in unrealized appreciation/(depreciation) on the Statement of Operations.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

2.  Significant Accounting Policies (continued)

f.  Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board.

The Fund invests in Investment Funds, affiliated and non-affiliated investment companies and, as a result, bears a portion of the expenses incurred by these investments. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average Net Assets shown in the Financial Highlights. Certain expenses incurred indirectly through investment in an affiliated money market fund are waived by the Fund as described in Note 3.

g.  Income Taxes

The Fund generally invests its assets in foreign corporations that would be classified as passive foreign investment companies (“PFICs”). The Fund has elected to have a tax year end of October 31. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to its shareholders all of its distributable net investment income and net realized capital gains on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

The Investment Manager has reviewed the Fund’s tax positions for all open tax years and has determined that as of September 30, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, Investment Management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, remains subject to examination by the Internal Revenue Service.

h.  Dividends and Distributions

Dividends from net investment income and distributions from net realized capital gains are generally declared and paid annually.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

2.  Significant Accounting Policies (continued)

h.  Dividends and Distributions (continued)

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., gains/losses from the sale of PFICs, and certain distributions), such amounts are reclassified within the components of Net Assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

All of the distributions, if any, to shareholders were from net investment income and were ordinary income for tax purposes.

Pursuant to the automatic dividend reinvestment plan (“DRIP”), shareholders are presumed to have elected to have all net investment income dividends and net realized capital gains distributions, if any, automatically reinvested in shares. Shareholders who affirmatively choose not to participate in the DRIP will receive distributions in cash.

3.  Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% (the “Management Fee”), payable monthly at the rate of 1/12 of 1.00% of the month-end net asset value of the Fund, before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is paid monthly in arrears within 30 days of the calculation of the Fund’s net asset value each month. For the six months ended September 30, 2017, the Management Fee earned by JPMIM totaled $1,328,500.

The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1/12 of 0.85% of the month-end net asset value of the Fund.

Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) paid monthly at the annual rate of 0.15% of the Fund’s month-end net asset value, before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. For the six months ended September 30, 2017, the Administration Fee earned by JPMIM totaled $199,275.

The Investment Manager, the Sub-Advisor and the Administrator have contractually agreed to waive fees and/or reimburse the Fund, to the extent that total annual operating expenses (excluding acquired fund fees and

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

3.  Management Fee, Related Party Transactions and Other (continued)

expenses other than certain money market funds fees as described below, interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses) exceed 2.00% on an annualized basis of the Fund’s Net Assets as of the end of each month. This expense limitation agreement is in effect until July 31, 2018. There were no fees waived pursuant to this agreement during the six months ended September 30, 2017.

The Fund may invest in one or more money market funds advised by the Investment Manager or its affiliates (affiliated money market funds). The Investment Manager and/or Administrator have contractually agreed to, waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from an affiliated money market fund on the Fund’s investment in such affiliated money market fund. The amount of fees waivers resulting from investments in the affiliated money market funds for the six months ended September 30, 2017 was $20,251.

Entities may be retained by the Fund to assist in the placement of shares. These entities (“Placement Agents”), which may include the Investment Manager and its affiliates, will generally be entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing shares through a Placement Agent. The placement fee will be added to a prospective investor’s purchase amount; it will not constitute an investment made by the investor in the Fund, nor will it be included as part of the assets of the Fund. The placement fee may be adjusted or waived at the sole discretion of the Placement Agent.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Fund has adopted a Deferred Compensation Plan for Eligible Trustees (the “Plan”) which allows the Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4.  Line of Credit

The Fund has a line of credit with Credit Suisse International in the amount of $40 million and from time to time may borrow cash under a credit agreement. Prior to May 31, 2017, the line of credit was $60 million. Interest charged on borrowings, which is calculated on any outstanding loan balance, and based on a LIBOR-based rate, is payable on a monthly basis. The Fund also pays a monthly fee on the unused amount of the line of credit. The Fund had an outstanding loan balance of $5 million on this line of credit as of September 30, 2017. This agreement terminates on May 30, 2018.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

4.  Line of Credit (continued)

During the six months ended September 30, 2017, the Fund had borrowings under the credit agreement as follows:

Average Daily Loan Balance*	Weighted Average Interest Rate	Interest Expense	Number of Days Borrowings Were Outstanding	Credit Facility Fee**
$5,000,000	2.88%	$1,200 §	5	$126,997 §

*	For the days borrowings were outstanding.
**	For the fiscal six months ended September 30, 2017.
§	Interest expense and credit facility fees incurred for the six months ended September 30, 2017 are included in the Statement of Operations.

The Fund is required to pledge cash or securities as collateral to Credit Suisse International in an amount equal to a certain percentage of the available line of credit. Securities segregated as collateral are denoted on the Schedule of Investments. Cash collateral posted by the Fund is invested in an affiliated money market fund and reported on the Statement of Assets and Liabilities as Investments in affiliate-restricted, at value.

5.  Security Transactions

During the six months ended September 30, 2017, purchases and sales of investments (excluding short-term investments) amounted to $17,916,564 and $103,646,154, respectively.

6.  Subscriptions and Redemptions to Shareholders

Generally, initial and additional subscriptions for shares of beneficial interest (“Shares”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Shares in the Fund. The initial acceptance for subscriptions for Shares was September 30, 2011 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts subscriptions for Shares as of the first day of each month at the Fund’s then current NAV. At September 30, 2017, the Fund received $393,000 in subscription proceeds in advance of the October 1, 2017 subscription date. This amount is included in the Statement of Assets and Liabilities.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager expects to typically recommend to the Board that the Fund offer to repurchase Shares from shareholders of up to 35% of the Fund’s Net Assets quarterly, effective as of the last day of March, June, September, and December, although such recommendation may be less than or greater than 35%. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of shareholders’ Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of its Shares. For the six months ended September 30, 2017, the Fund did not earn any Repurchase Fees.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

7.  Federal Income Tax Matters

The Fund has a tax year end of October 31. The cost of investment securities and components of net assets on a tax basis presented below have been estimated as of September 30, 2017. The actual cost of investment securities and components of net assets on a tax basis may be different as of October 31, 2017, the Fund’s tax year end. The Fund’s required distributions will be determined by the net investment income or loss and net realized gain or loss for the entire tax year (November 1, 2016 through October 31, 2017).

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at September 30, 2017 were as follows:

	Gross	Gross	Net Unrealized
Aggregate	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$ 193,464,520	$ -	$ (2,354,265)	$ (2,354,265)

The difference between book and tax basis appreciation (depreciation) on investments is primarily PFIC mark-to-market adjustments.

The Fund did not make any distributions during the six months ended September 30, 2017 or fiscal year ended March 31, 2017.

At September 30, 2017, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income*	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)*	Unrealized Appreciation (Depreciation)
$ 7,787,941	$ (38,903,117)	$ (2,354,265)

*Subject to change based on the Fund’s results through its tax year end of October 31, 2017.

The cumulative timing differences consist of PFIC mark-to-market adjustments and late year ordinary loss deferrals.

As of September 30, 2017, the Fund had estimated net short-term capital loss carryforwards of $2,804,683 and net long-term capital loss carryforwards of $36,098,434. Capital loss carry forwards are carried forward indefinitely, and retain their character as short-term and/or long-term losses.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

7.  Federal Income Tax Matters (continued)

Late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the tax year ended October 31, 2016, the Fund deferred to November 1, 2016 late year ordinary losses of $6,431,000. For the period ended September 30, 2017, the Fund is estimated to defer $2,898,202 of late year ordinary losses to November 1, 2017. This amount is subject to change based on the Fund’s results through its tax year end of October 31, 2017.

The following amounts were reclassified within the capital accounts:

Accumulated
undistributed/(distributed in
	excess of) net investment	Accumulated net realized
Paid in Capital	income	loss on Investments

$ 12,967,778	$ 13,644,623	$ (26,612,401)

The reclassifications for the Fund relate primarily to investments in PFICs and net operating losses.

8.  Risk Exposure

In the normal course of business, the Investment Funds trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment

Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from monthly to semi-annually, and may be subject to various lock-up provisions and early withdrawal fees.

Because of the Fund’s investment in the Investment Funds, the Fund indirectly pays a portion of the expenses incurred by the Investment Funds. As a result, a cost of investing in the Fund may be higher than the cost of investing in a fund that invests directly in individual securities and financial instruments.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

8.  Risk Exposure (continued)

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are generally riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause shareholders to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to economic results of those issuing the securities.

9.  Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10.  Concentrations

As of September 30, 2017, an affiliate of the Investment Manager managed their client’s holdings in the Fund, which collectively represented all of the Fund’s net assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements September 30, 2017 (Unaudited) (continued)

11.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of September 30, 2017. The adoption had no effect on the Fund’s net assets or results of operations.

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment management and sub-advisory agreements for the Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and, collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information received from the Investment Manager and Sub-Advisor. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Investment Manager of the Fund’s performance. The Investment Manager also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Investment Manager and/or Sub-Advisor, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Investment Manager and/or Sub-Advisor, counsel to the Fund and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel, at which no representatives of the Investment Manager or Sub-Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Investment Manager from the Fund and by the Sub-Advisor from the Investment Manager under the Advisory Agreements was fair and reasonable and that the continuance of the Advisory Agreements was in the best interest of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Investment Manager and Sub-Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

connection with this annual review process. The Trustees considered the background and experience of the Investment Manager’s and Sub-Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Investment Manager and Sub-Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Investment Manager and Sub-Advisor about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Investment Manager’s and Sub-Advisor’s risk governance model and reports showing the Investment Manager’s and Sub-Advisor’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Investment Manager and Sub-Advisor and their affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Investment Manager, Sub-Advisor, and their affiliates, the commitment of the Investment Manager and Sub-Advisor to provide high quality service to the Fund, their overall confidence in the Investment Manager’s and Sub-Advisor’s integrity and the Investment Manager’s and Sub-Advisor’s responsiveness to questions or concerns raised by them, including the Investment Manager’s and Sub-Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund. In addition, the Trustees considered the different roles and responsibilities performed by the Investment Manager and Sub-Advisor under the Advisory Agreements, including the Investment Manager’s monitoring and evaluating of the Sub-Advisor to help assure that the Sub-Advisor is managing the Fund consistently with its investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Investment Manager and Sub-Advisor.

Costs of Services Provided and Profitability to the Investment Manager and its Affiliates

The Trustees received and considered information regarding the profitability to the Investment Manager and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Investment Manager’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Investment Manager. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Investment Manager under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also reviewed the Investment Manager’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Investment Manager.

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

The Trustees also considered that JPMIM, an affiliate of the Sub-Advisor, earns fees from the Fund for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees that may be paid to JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC for various services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Investment Manager as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Investment Manager has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Investment Manager has shared economies of scale by adding or enhancing services to the Fund over time, noting the Investment Manager’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Investment Manager has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Investment Manager’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Investment Manager’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Investment Manager, including institutional separate accounts and/or funds sub-advised by the Investment Manager, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Investment Manager’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Investment Manager to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Investment Manager’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”) by total return for applicable one-, three- and five-year periods.

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting funds in the Fund’s Peer Group and Universe. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Investment Manager and/or Sub-Advisor. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted that based upon the Universe, the Fund’s performance was in the fourth, fifth and fifth quintiles for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Investment Manager and/or Sub-Advisor and, based upon these discussions and various other factors, concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Adviser and/or Sub-Adviser provide additional Fund performance information to be reviewed with the members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Investment Manager and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees also considered the fee paid by the Investment Manager to the Sub-Advisor out of the advisory fee. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered the fees paid by the Investment Manager to the Sub-Advisor out of the advisory fee. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fee and expense ratio are summarized below:

The Trustees noted that the Fund’s net advisory fee was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the fourth and third quintiles, based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Investment Manager and by the Investment Manager to the Sub-Advisor was reasonable.

J.P. Morgan Access Multi-Strategy Fund II

The Fund’s Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission’s website at http://www.sec.gov.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Fund’s portfolio managers are Boris Arabadjiev and Thomas Byrnes. The portfolio managers determine the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments. Mr. Arabadjiev is a Managing Director and the Head of Alternatives for the J.P. Morgan Private Bank CIO team, based in New York. Mr. Arabadjiev is a member of the Private Bank’s Global Investment Committee. Mr. Arabadjiev is responsible for coordinating the Private Bank’s CIO team research and strategy efforts across alternative investments, including hedge funds and liquid alternatives. In this capacity, Mr. Arabadjiev works closely with the firm’s Manager Selection, Hedge Fund Due Diligence, Portfolio Construction, Investment Strategy, and Risk Management teams to ensure alternative investments in client portfolios reflect the teams’ strategic and tactical views and are underwritten using a disciplined, systematic framework. Mr. Arabadjiev joined J.P. Morgan in 2017 with 18 years of capital markets experience and brings substantial expertise in analyzing, developing and investing in alternative investment strategies. Previously, Mr. Arabadjiev was the CIO and co-founder of Altemis Capital Management, a boutique asset management firm focused on liquid alternatives. At Altemis, Mr. Arabadjiev launched and ran a multi-asset risk premia product and customized solutions platform for institutional investors. Prior to Altemis, Mr. Arabadjiev was a Managing Director and CIO of the Alpha Strategies Group at Credit Suisse Asset Management, the firm’s fund of hedge funds business. Mr. Arabadjiev began his career at Barra Inc. in Berkeley, CA, where he worked with institutional investors on the development and application of factor-based risk analytics before moving to London to lead the firm’s cross-asset risk analytics effort. Mr. Arabadjiev holds a Ph.D. in Economics from the University of Southern California and a B.A. / B.Sc. from WV Wesleyan College. Mr. Byrnes is a Vice President and Portfolio Manager for the J.P. Morgan Private Bank hedge fund team, based in New York. In this role, Mr. Byrnes is responsible for the management of hedge fund and liquid alternative portfolios, which seek to optimize risk-adjusted returns through top-down portfolio construction and bottom-up vehicle selection. Prior to joining J.P. Morgan in April 2016, Mr. Byrnes served as a Portfolio Manager within the alternatives group at Russell Investments. In this role, Mr. Byrnes was responsible for managing multi-strategy and single-strategy hedge fund portfolios with investments totaling over $2 billion in global institutional and retail capital. Prior to Russell Investments, Mr. Byrnes worked within the hedge fund portfolio management and research teams at Credit Suisse, where he analyzed and implemented hedge fund investment ideas, as well as performed extensive research across multiple hedge fund strategies and portfolio construction focused on alternatives. Mr. Byrnes earned his Bachelor of Science in Business Administration with a concentration in Finance from Georgetown University, and is a Chartered Financial Analyst (CFA).

OTHER ACCOUNTS MANAGED

The following table shows information regarding all of the other accounts managed by principal individuals involved in the management of the Fund’s assets as of September 30, 2017:

Non-Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Boris Arabadjiev	1	$596,920	11	$1,075,300	0	$0
Thomas Byrnes	1	$596,920	11	$1,075,300	0	$0

Performance Based Fee Advisory Accounts ($000’s)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Boris Arabadjiev	0	$0	0	$0	0	$0
Thomas Byrnes	0	$0	0	$0	0	$0

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager, Sub-Adviser and/or their affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients, some of which will be Investment Funds, and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which the Fund and/or the Investment Funds invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Manager, Sub-Adviser and JPMorgan is set forth in the Investment Manager’s and Sub-Adviser’s respective Forms ADV, as applicable, which prospective shareholders should review prior to purchasing Fund shares. Copies of Part 1 and Part 2A of the Investment Manager’s and Sub-Adviser’s respective Forms ADV are available on the SEC’s website (www.adviserinfo.sec.gov).

Acting for Multiple Clients. In general, the Investment Manager and Sub-Adviser face conflicts of interest when either or both renders investment advisory services to several clients and, from time to time, provide dissimilar investment advice to different clients. For example, when funds or accounts managed by the Investment Manager, Sub-Adviser and/or their affiliates (“Other Accounts”) engage in short sales of the same securities held by the Fund or an Investment Fund, the Investment Manager and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which the Fund or an Investment Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which the Fund or an Investment Fund has also invested and these activities could have an adverse effect on the Fund. For example, if the Fund or an Investment Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund or Investment Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund or Investment Fund invests may use the proceeds of such investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other

Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, the Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by the Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by the Investment Manager and/or Sub-Adviser for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

Investment opportunities that are appropriate for the Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. The Investment Manager’s and/or Sub-Adviser’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as the Fund or invests in substantially similar assets as the Fund, creates an incentive for the Investment Manager and Sub-Adviser, as applicable, to favor the account paying it the potentially higher fee, e.g., in placing securities trades. JPMorgan also faces conflicts of interest when waiving certain fees if those waivers enhance performance. The Investment Manager and/or Sub-Adviser is actively engaged in advisory, trade support and management services for multiple investment vehicles, funds and accounts (each, an “Affiliated Group Account”), including other unregistered investment funds as well as investment funds registered under the Investment Company Act of 1940. The Investment Manager and/or Sub-Adviser from time to time invests in an Investment Fund on behalf of the Fund and/or one or more of its other clients, and thereby holds a significant portion of the interests in such Investment Fund, which will give rise to certain conflicts. For instance, preferential terms are granted to Affiliated Group Accounts as a result of the aggregate size of the commitments by all of such Affiliated Group Accounts to an Investment Fund, and therefore, in such cases, the Investment Manager and/or Sub-Adviser will have an incentive not to withdraw an investment from any such Investment Fund when it might otherwise wish to do so for an Affiliated Group Account in order to preserve the preferential terms for all of its Affiliated Group Accounts.

The Investment Manager, Sub-Adviser and their Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Investment Manager, Sub-Adviser and/or an Affiliate. The Investment Manager, Sub-Adviser or their Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Investment Manager and Sub-Adviser are not required to purchase or sell for any client account securities that they, an Affiliate or any of their employees may purchase or sell for their own accounts or the proprietary accounts of the Investment

Manager, Sub-Adviser or an Affiliate or its clients. The Investment Manager, Sub-Adviser, their Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.

The chart in “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s portfolio managers.

Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities and the Fund will not be entitled to any such compensation. In providing services and products to clients other than the Fund, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for the Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Fund and/or Investment Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including the Fund or an Investment Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or Investment Fund or the Fund’s or Investment Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the JPMorgan Funds have received exemptive orders permitting certain JPMorgan Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Fund cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Fund could not purchase in the offering. In both cases the number of securities and counterparties available to the Fund will be fewer than are available to registered funds that are not affiliated with major broker dealers.

JPMorgan derives ancillary benefits from providing investment advisory, administration, fund accounting and shareholder servicing and other services to the Fund, and providing such services to the Fund may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.

JPMorgan may provide brokerage services to Investment Funds in compliance with applicable law.

JPMorgan may keep any profits, commissions and fees accruing to it in connection with its activities for itself and other clients, and the fees or allocations from the Fund to the Investment Manager or its affiliates will not be reduced thereby. The Investment Manager or its affiliates, including the Sub-Advisor, may enter into placement agent agreements with a Portfolio Manager pursuant to which such Portfolio Manager may compensate the Investment Manager or its affiliates, including the Sub-Advisor, for referring investors (other than the Fund) to the Portfolio Manager.

To the extent permitted by applicable law, affiliates of the Investment Manager and Sub-Advisor from time to time will invest proprietary or client capital with investment advisers, which may also be Portfolio Managers to the Investment Funds, or in one or more of the Investment Funds in which the Fund invests. It is expected that a significant number of the Portfolio Managers will pay fees to such affiliates. For example, broker-dealer affiliates of the Investment Manager and Sub-Advisor, such as J.P. Morgan Securities LLC, act as placement agent for JPMorgan and third-party hedge funds and these affiliates will earn fees from the hedge fund sponsors or the hedge funds for providing placement and other ongoing services to the hedge fund. The Sub-Adviser generally chooses to invest the Fund’s assets in hedge funds also available for other J.P. Morgan Private Bank accounts, which typically are only hedge funds who pay or whose sponsors pay such fees to a broker-dealer affiliate of the Investment Manager and Sub-Advisor. The Sub-Advisor also invests in hedge funds that do not use a broker-dealer affiliate as placement agent. Fees paid to these affiliates are based on the client capital invested on their behalf by the affiliate in the Investment Funds. However, no affiliate will receive fees from Portfolio Managers for the Fund’s capital invested in the Investment Funds. In addition, JPMorgan may have other business relationships with such Portfolio Managers.

Participations Adverse to the Fund. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect the Fund’s and/or an Investment Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when the Fund and/or an Investment Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients”.

Preferential Treatment. The Investment Manager and/or Sub-Adviser receive more compensation with respect to certain funds or Other Accounts than it receives with respect to the Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for the Investment Manager and Sub-Adviser and their portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time and attention to the management of the funds or accounts.

JPMorgan and its affiliates have entered into arrangements with service providers that include fee discounts for services rendered to JPMorgan and its affiliates. For example, certain law firms retained by JPMorgan or one or more of its affiliates discount their legal fees based upon the type and volume of services provided to JPMorgan or its affiliates. The cost of legal services paid by the Fund is separately negotiated and is not included in the negotiation or calculation of the JPMorgan rate and, as a result, the fees that are charged to the Fund typically reflect higher billing rates. In the event legal services are provided jointly to JPMorgan or its affiliates and the Fund with respect to a particular matter, the Fund and JPMorgan or such affiliates will each bear their pro rata share of the cost of such services which may reflect the JPMorgan discount or a higher rate, depending on the facts and circumstances of the particular engagement.

Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. In addition, JPMorgan has an incentive to allocate assets of the Fund to an underlying fund that is small, pays fees to JPMorgan or to which JPMorgan has provided seed capital.

Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, the Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by the Fund that could be triggered based on the number of options written by the Investment Manager and/or Sub-Adviser on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.

Soft Dollars. The Investment Manager and/or Sub-Adviser pay certain broker-dealers with “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. The Investment Manager and/or Sub-Adviser face conflicts of interest because the statistical information and other research services may benefit certain other clients of the Investment Manager and/or Sub-Adviser more than the Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.

Additionally, when the Investment Manager and/or Sub-Adviser uses client brokerage commissions to obtain statistical information and other research services, the Investment Manager and/or Sub-Adviser receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, the Investment Manager and/or Sub-Adviser may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.

Tender Offers. JPMorgan on behalf of its discretionary clients have significant ownership in the Fund. JPMorgan faces conflicts of interest when recommending to the Board the amount of shares the Fund should accept for tender, and when considering the effect of tender offers on the Fund and on other shareholders in deciding whether and when to tender its shares. A large tender of shares by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large tender could significantly reduce the assets of the Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio and other adverse consequences to the Fund, such as an event of default under the Credit Agreement.

Affiliated Transactions. The Fund is subject to conflicts of interest if it engages in principal or agency transactions with other JPMorgan funds or with JPMorgan. To the extent permitted by law, the Fund can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Fund (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self- dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of the Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

In addition, JPMorgan has direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). The Investment Manager and/or Sub-Adviser, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.

JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.

Affiliated Service Providers. JPMorgan faces conflicts of interest when the Fund uses service providers affiliated with JPMorgan because JPMorgan receives greater overall fees when they are used. Affiliates provide investment advisory, administration, fund accounting and shareholder servicing services to the Fund for which they are compensated by the Fund. Similarly, the Investment Manager and Sub-Adviser face conflicts of interest if they decide to use or negotiate the terms of a credit facility for the Fund if the facility is provided by an Affiliate. The JPMorgan affiliates providing services to the Fund benefit from additional fees when the Fund invests in an Investment Fund that also uses JPMorgan as its service provider.

Proxy Voting. Potential conflicts of interest can arise when the Investment Manager and/or Sub-Adviser votes proxies for securities held by the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that an Affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with the Investment Manager’s and/or Sub-Adviser’s proxy voting guidelines or by the third party using its own guidelines. Potential conflicts of interest can arise when the Investment Manager and/or Sub-Adviser invest Fund assets in securities of companies that are also clients of the Investment Manager and/or Sub-Adviser or that have material business relationships with the Investment Manager and/or Sub-Adviser or an Affiliate and a vote against management could harm or otherwise affect the Investment Manager’s, Sub- Adviser’s or the Affiliate’s business relationship with that company.

Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.

Valuation. Investment Manager acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. Investment Manager values securities and assets in the Fund according to the Fund’s valuation policies. From time to time Investment Manager will value an asset differently than an Affiliate values the identical asset, including because the Affiliate has information regarding valuation techniques and models or other information that it does not share with Investment Manager. This arises particularly in connection with securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (e.g., startup companies) and which are fair valued. Investment Manager will also face a conflict with respect to valuations as they affect the amount of Investment Manager’s compensation as investment adviser and administrator.

Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, come into possession of information about certain markets and investments which, if known to the Investment Manager and/or Sub-Adviser, could cause the Investment Manager and/or Sub-Adviser to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. However, JPMorgan’s internal information barriers restrict the Investment Manager’s and Sub-Adviser’s ability to access such information even when it would be relevant to its management of the Fund. Such Affiliates can trade differently from the Fund potentially based on information not available to the Investment Manager and Sub-Adviser. If the Investment Manager and/or Sub-Adviser acquires or is deemed to acquire material non- public information regarding an issuer, the Investment Manager and/or Sub-Adviser will be restricted from purchasing or selling securities of that issuer for its clients, including the Fund, until the information has been publicly disclosed or is no longer deemed material.

Gifts and Entertainment. From time to time, employees of the Investment Manager and/or Sub-Adviser receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or the Investment Manager and/or Sub-Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

I. Additional Potential Conflicts of Interest

The Investment Manager has engaged an affiliated sub-adviser. The Investment Manager compensates the Sub-Adviser out of the advisory fees it receives from the Fund, which creates an incentive for the Adviser to select sub-advisers with lower fee rates or to select affiliated sub-advisers. In addition, the Sub-Adviser has interests and relationships that create actual or potential conflicts of interest related to its management of the assets of the Fund. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein. Such potential conflicts relate to the Sub-Adviser’s trading and investment practices, including, but not limited to, their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the Sub-Adviser is set forth in the Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2 of the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

II.CONFLICTS OF INTEREST RELATING TO PORTFOLIO MANAGERS

The Investment Manager anticipates that each Portfolio Manager will consider participation by the Fund or an Investment Fund in which the Fund invests in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for investment funds and other accounts managed by the Portfolio Manager other than the Fund (“Portfolio Manager Accounts”), that pursue investment programs similar to that of the Fund. Circumstances may arise, however, under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Portfolio Manager will commit assets of the Fund or an Investment Fund. Circumstances may also arise under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager intends not to invest on behalf of the Fund or an Investment Fund, or vice versa.

Situations may occur when the Fund could be disadvantaged by investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund and/or Portfolio Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Fund’s or an Investment Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

A Portfolio Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Portfolio Manager determined it was appropriate for the Investment Fund to purchase and a Portfolio Manager Account to sell, or the Investment Fund to sell and a Portfolio Manager Account to purchase, the same security or instrument on the same day.

Each Portfolio Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Portfolio Manager that are the same, different from or made at different times than positions taken for the Fund or an Investment Fund in which the Fund participates. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Investment Manager or its affiliates, including the Sub-Advisor. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Investment Manager may provide to one or more Portfolio Manager Accounts or the Fund.

PORTFOLIO MANAGER COMPENSATION

Each Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual and/or investment funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual and/or investment funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual and/or investment funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual and/or investment funds.

(a)(4)	Disclosure of Securities Ownership

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Boris Arabadjiev	$0
Thomas Byrnes	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	J.P. Morgan Access Multi-Strategy Fund II

By (Signature and Title)*	/s/ Brian S. Shlissel
Brian S. Shlissel, Principal Executive Officer
(principal executive officer)

Date	November 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian S. Shlissel
Brian S. Shlissel, Principal Executive Officer
(principal executive officer)

Date	November 7, 2017

By (Signature and Title)*	/s/ Matthew Plastina
Matthew Plastina, Principal Financial Officer
(principal financial officer)

Date	November 7, 2017

* Print the name and title of each signing officer under his or her signature.